Description of Business	6 Months Ended
Oct. 31, 2023
Description of Business [Abstract]
Description of Business
1.	Description of Business

Pixie Dust Technologies, Inc. (the “Company”) was incorporated in Japan in May 2017. Since its inception, the Company has conducted research, technology development and business development based on research created through industry-academic collaborations. Additionally, the Company builds mechanisms for continuous social implementation in response to the issues and needs that exist in society.

The core technology of the Company is “wave control technology” that has the potential for a variety of applications, including technologies to enhance personal care and quality of life, and for sensing and controlling space. The Company continuously performs research and development activities, and then manufactures and sells the products resulting from that research and development.

The Company’s fiscal year-end is April 30. The Company is headquartered in Japan and operates in one segment. For the six months ended October 31, 2022 and 2023, there are no subsidiaries consolidated within the Company.

●	Initial Public Offering (“IPO”)

On August 3, 2023, the Company completed its IPO, in which the Company issued and sold 1,666,667 shares of common stock represented by American Depositary Shares (ADSs) at a price to the public of $9.00 per ADS. Each ADS represents one common stock. The Company’s ADSs are traded on the Nasdaq Capital Market under the symbol “PXDT”. The Company received aggregate net proceeds of ¥1,471,085 thousand ($9,713 thousand) after deducting underwriting discounts, commissions and other offering costs.

On July 31, 2023, the Company executed a contract agreeing to issue warrants to the Representative of the underwriters to purchase 50,000 ADSs, which is equal to 3% of the 1,666,667 ADSs sold in the Offering (“Representative's Warrants”). The Representative’s Warrant is exercisable for five years from the commencement of sales of the offering. The initial exercise price of warrants is $11.25 per ADS. The fair value of the warrants has been estimated using the Black-Scholes Option Pricing Model, which requires assumptions including the Company’s estimate of expected volatility of 42% and risk-free interest rate of 4.3% at the time of valuation. The Company estimated the fair value of the warrants at the IPO date to be ¥23,025 thousand ($152 thousand) which was included in the offering costs as a reduction from the proceeds of the offering. The Representative’s Warrants are recorded in the accrued expenses and other current liabilities in the Condensed Balance Sheets. These estimates involve inherent uncertainties and the application of management’s judgment and classified as Level 3 of the fair value hierarchy. The Representative’s Warrants are recorded as liabilities measured at fair value at each reporting date, with change in fair value recorded in earnings. There was no significant change in the assumptions and the change in fair value of the Representative’s Warrants from the IPO date to October 31, 2023 was immaterial.

The issuance of the Representative’s Warrants is subject to certain required procedures and approval under Japanese law, which has not been completed as of the date of this interim report, and none of the Representative’s Warrants were legally issued or outstanding as of October 31, 2023.